UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 18, 2006

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On December 18, 2006, Ameren Energy Marketing Company (“Marketing Company”) and Ameren Energy Generating Company (“Genco”) entered into a Power Supply Agreement (“Genco PSA”). Each of Genco and Marketing Company are direct subsidiaries of Ameren Energy Development Company and indirect subsidiaries of Ameren Corporation (“Ameren”).

The Genco PSA provides that Genco will sell and Marketing Company will purchase all of the capacity available from Genco’s generation fleet and such amount of associated energy from Genco. Genco’s generation fleet currently consists of coal, gas and oil fired generating units with a total generation capacity of approximately 4,000 megawatts operating in the states of Missouri and Illinois. The Genco PSA provides that delivery of capacity and energy will commence on January 1, 2007 and will continue through December 31, 2022 and from year to year thereafter unless either party elects to terminate the Genco PSA by providing the other party with no less than six months advance written notice. A copy of the Genco PSA is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Genco PSA provides that Marketing Company shall pay, for each megawatthour of associated energy delivered by Genco and purchased by Marketing Company during the month of delivery, an “Energy Charge.” The “Energy Charge” is calculated by first taking Marketing Company’s gross revenues with respect to power purchased from Genco and AmerenEnergy Resources Generating Company (“AERG”) in a particular month and subtracting from these gross revenues the monthly capacity charge assessed on Marketing Company by Genco and AERG pursuant to the Genco PSA and the AERG PSA (as defined below under Item 8.01), respectively, which produces the monthly net revenues. From the monthly net revenues, all administrative and general, transmission, purchased power or other expenses are subtracted (excluding those expenses which do not support in whole or in part the gross revenues associated with Genco’s generation pursuant to the Genco PSA or AERG’s generation pursuant to the AERG PSA). This amount is then divided by the total number of megawatthours generated by Genco and AERG to determine the per megawatthour “Energy Charge.” The Genco PSA also provides that Marketing Company shall pay a “Monthly Capacity Charge.” The formula for determining the “Monthly Capacity Charge” is based on the monthly fixed cost of operating the generation fleet of Genco and AERG.

If an event of default occurs, the party not in default shall have the right to suspend its performance to the party in default or to terminate the Genco PSA. There is an event of default if any one of the following occurs: (1) Genco shall be deemed in default if a Forced Outage (as defined in the North American Electric Reliability Council’s Generating Unit Availability Data System (GADS) Forced Outage reporting guidelines) continues for a period of one year on one or more units of the Genco’s generation fleet; (2) if Marketing Company fails to make any payment required pursuant to the Genco PSA after five (5) days notice; (3) failure by any party to perform its obligations or covenants under the Genco PSA if not cured after fifteen (15) days notice; (4) occurrence of certain events of bankruptcy or insolvency-related events with respect to either Genco or Marketing Company; and (5) either Genco or Marketing Company shall fail to provide Performance Assurance, which shall be collateral in the form of cash, letters of credit or other security acceptable to the requesting party, within three business days after written notice from either party that it has reasonable grounds to believe that the other party’s creditworthiness or performance under the Genco PSA has become unsatisfactory.

ITEM 8.01 Other Events.

On December 18, 2006, Marketing Company and AERG also entered into a Power Supply Agreement (“AERG PSA”). AERG is a direct subsidiary of Central Illinois Light Company and an indirect subsidiary of CILCORP Inc. and Ameren.

The AERG PSA provides that AERG will sell and Marketing Company will purchase all of the capacity available from AERG’s generation fleet and such amount of associated energy from AERG. AERG’s generation fleet currently consists of coal, gas and oil fired generating units with a total generation capacity of approximately 1,100 megawatts operating in the state of Illinois. The AERG PSA provides that delivery of capacity and energy will commence on January 1, 2007 and will continue through December 31, 2022 and from year to year thereafter unless either party elects to terminate the AERG PSA by providing the other party with no less than six months advance written notice. A copy of the AERG PSA is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The calculation of the Energy Charge and the Monthly Capacity Charge under the AERG PSA as well as the events of default under the AERG PSA are substantively identical to those described in Item 1.01 above with respect to the Genco PSA.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Title:

10.1	Power Supply Agreement, dated as of December 18, 2006, Ameren Energy Marketing Company and Ameren Energy Generating Company

99.1	Power Supply Agreement, dated as of December 18, 2006, Ameren Energy Marketing Company and AmerenEnergy Resources Generating Company.

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This combined Form 8-K is being filed separately by Ameren Corporation, Ameren Energy Generating Company, CILCORP Inc. and Central Illinois Light Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CILCORP Inc.
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

Date: December 21, 2006

Exhibit Index

Exhibit Number:	Title:

10.1	Power Supply Agreement, dated as of December 18, 2006, Ameren Energy Marketing Company and Ameren Energy Generating Company

99.1	Power Supply Agreement, dated as of December 18, 2006, Ameren Energy Marketing Company and AmerenEnergy Resources Generating Company.